Exhibit32.1
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     CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


I, Phillip I. Levin, the Chief Executive Officer of N-Viro International Corporation, certify that (i) the Form 10-QSB fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and (ii) the information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of N-Viro International Corporation.


/s/  Phillip  I.  Levin
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Phillip  I.  Levin,  Chief  Executive  Officer
November  15,  2004